UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 9, 2024	0-7928
Date of Report	Commission File Number
(Date of earliest event reported)

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of	(I.R.S. Employer Identification Number)
incorporation or organization)

305 N 54th Street
Chandler, Arizona 85226
(Address of Principal Executive Offices) (Zip Code)

(480) 333-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMTECH TELECOMMUNICATIONS CORP /DE/

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2024, the Board of Directors of Comtech Telecommunications Corp. (the “Company”) approved a new form of indemnification agreement (the “Indemnification Agreement”).  The Company is entering into an Indemnification Agreement with each of its current directors and certain officers, and expects to use such form with future directors and officers (each, an “Indemnitee”). Under the terms of the Indemnification Agreement, the Company is required to indemnify each Indemnitee against expenses, judgments, fines and amounts paid in settlement of specified proceedings to the fullest extent permitted by the laws of the state of Delaware, if the basis of the Indemnitee’s involvement was by reason of the fact that the Indemnitee is or was a director or officer or a director or officer of any of the Company’s subsidiaries or was serving at the Company’s request in an official capacity for another entity. The Indemnification Agreement provides for the advancement of expenses and also sets forth certain procedures, as well as qualifications and limitations, that will apply in the event of a claim for indemnification thereunder. Each Indemnification Agreement with an Indemnitee will supersede and replace the previously adopted form of indemnification agreement which was filed as Exhibit 10.1 to the Company’s Form 8-K filed on March 8, 2007.

The foregoing summary of the provisions of the Indemnification Agreement is not intended to be complete and is qualified in its entirety by the full and complete text of the Indemnification Agreement which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Indemnification Agreement.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2024

COMTECH TELECOMMUNICATIONS CORP.

By:	/s/ Michael A. Bondi
	Name:	Michael A. Bondi
	Title:	Chief Financial Officer